CLASS A COMMON STOCK

NUMBER

MCA



CLASS A COMMON STOCK

CUSIP 60871R 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

MOLSON COORS BEVERAGE COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

Molson Coors Beverage Company, transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

MOLSON COORS BEVERAGE COMPANY SEAL DELAWARE

PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
(CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

OR

COUNTERSIGNED:
AST TRUST COMPANY (CANADA)
CO-TRANSFER AGENT
MONTREAL, QUEBEC,
TORONTO, ONTARIO

BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY.

PROOF OF: JANUARY 2, 2020
MOLSON COORS BEVERAGE COMPANY
WO - 19000493 FACE
OPERATOR: DKS
REV. 1
ABnote North America
711 ARMSTRONG LANE, COLUMBIA, TN 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660
COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-7 DARK BLUE. CERTIFICATE OF STOCK UNDERTINT PRINTS IN PMS 301 BLUE.
PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐OK AS IS ☐OK WITH CHANGES ☐MAKE CHANGES AND SEND ANOTHER PROOF

MOLSON COORS BEVERAGE COMPANY

The corporation will furnish without charge to each stockholder who so requests in writing a full statement of the designations, preferences, limitations and relative rights of each class of stock or series thereof of the corporation and the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of any series of preferred stock. Such requests may be made to the corporation or the transfer agent.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, A BOND OF INDEMNITY WILL BE REQUIRED AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X ________
(SIGNATURE)

X ________
(SIGNATURE)

IN THE UNITED STATES, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
IN CANADA, THE SIGNATURE(S) MUST BE GUARANTEED BY A CANADIAN SCHEDULE 1 CHARTERED BANK, A MAJOR TRUST COMPANY IN CANADA OR A MEMBER OF ONE OF THE RECOGNIZED MEDALLION PROGRAMS — SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), STOCK EXCHANGES MEDALLION PROGRAM (SEMP) OR NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (MSP).

SIGNATURE(S) GUARANTEED BY:

ABnote North America **711 ARMSTRONG LANE, COLUMBIA, TN 38401** **(931) 388-3003**	PROOF OF: DECEMBER 26, 2019 **MOLSON COORS BEVERAGE COMPANY** **WO - 19000493 BACK** OPERATOR: DKS
SALES: HOLLY GRONER 931-490-7660	**NEW**

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐OK AS IS ☐OK WITH CHANGES ☐MAKE CHANGES AND SEND ANOTHER PROOF